                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                       SILICON GRAPHICS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

[LOGO]

September 21, 2000

DEAR SILICON GRAPHICS STOCKHOLDER:

    You are cordially invited to attend the Annual Meeting of Stockholders of Silicon Graphics, Inc. to be held on Wednesday, October 25, 2000 at 2:00 p.m. at the Historic Del Monte Building, 100 South Murphy Avenue, Sunnyvale, California 94086.

    The Notice of Annual Meeting and Proxy Statement accompany this letter and provide an outline of the business to be conducted at the meeting. In addition to the matters to be voted on, there will be a report on the progress of the Company and an opportunity for stockholders to ask questions.

    We hope you will be able to join us. To ensure your representation at the meeting, we urge you to return the enclosed proxy promptly. Your vote is very important.

Sincerely,

/s/ ROBERT R. BISHOP

ROBERT R. BISHOP
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                             SILICON GRAPHICS, INC.
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 25, 2000

TO THE STOCKHOLDERS OF SILICON GRAPHICS, INC.:

    The Annual Meeting of Stockholders of SILICON GRAPHICS, INC. will be held on Wednesday, October 25, 2000, at 2:00 p.m., local time, at the Historic Del Monte Building, 100 South Murphy Avenue, Sunnyvale, California, for the following purposes:

    1. To elect two Class II directors of the Company to serve for a three-year term.

    2. To approve an amendment to the Company's Restated Certificate of Incorporation to eliminate classification of the Board of Directors.

    3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 2001.

    4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Proxy Statement accompanying this Notice describes these matters more fully.

    The close of business on September 8, 2000 is the record date for notice and voting.

    We invite all stockholders to attend the meeting in person. Even if you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope provided. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          /s/ SANDRA M. ESCHER

                                          Sandra M. Escher
                                          SECRETARY

MOUNTAIN VIEW, CALIFORNIA
SEPTEMBER 21, 2000

                             SILICON GRAPHICS, INC.
                               ------------------

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    Silicon Graphics, Inc. is soliciting the enclosed proxy for use at the Annual Meeting of Stockholders to be held on Wednesday, October 25, 2000, at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Historic Del Monte Building, 100 South Murphy Avenue, Sunnyvale, California 94086. The Company's principal offices are located at 1600 Amphitheatre Parkway, Mountain View, California 94043-1351 and its telephone number at that location is 650-960-1980.

    These proxy solicitation materials will be mailed on or about September 22, 2000 to all stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

    At the record date, there were issued and outstanding 188,924,877 shares of the Company's Common Stock, $0.001 par value, 17,500 shares of the Company's Series A Preferred Stock, $0.001 par value, and one share of the Company's Series E Preferred Stock, $0.001 par value. Each share of Common Stock is entitled to one vote; each share of Series A Preferred Stock is entitled to 80 votes; and the outstanding share of the Company's Series E Preferred Stock is entitled to 38,791 votes.

    As of September 8, 2000, the following persons were known by the Company to be the beneficial owners of more than 5% of any class of the Company's voting securities:

                                                                     NUMBER OF
                                                                       SHARES                    PERCENT OF
                                                                    BENEFICIALLY   PERCENT OF   TOTAL VOTING
                                              CLASS OF SECURITIES      OWNED         CLASS         POWER
                                              -------------------   ------------   ----------   ------------
Joseph L. Harrosh(1) .......................    Common Stock         13,191,619        6.98%         6.93%
  40900 Grimmer Boulevard
  Fremont, CA 94538
FMR Corporation(2) .........................    Common Stock         10,598,225        5.61%         5.57%
  82 Devonshire Street
  Boston, MA 02109
NKK U.S.A. Corporation .....................  Series A Preferred         17,500       100.0%            *
  450 Park Avenue                                   Stock
  New York, NY 10022
Montreal Trust Company .....................  Series E Preferred              1       100.0%            *
  of Canada, as Trustee(3)                          Stock
  151 Front Street West, Suite 605
  Toronto, Ontario M5J 2N1

------------------------

*   Less than 1%.

(1) As reported on a Schedule 13G dated July 13, 2000.

(2) As reported on a Schedule 13G dated February 14, 2000, these shares are beneficially owned by Fidelity Management & Research Company, an investment adviser owned by FMR Corporation.

(3) See "Voting and Solicitation" for a description of the Series E Preferred Stock.

REVOCABILITY OF PROXIES

    Any proxy given in response to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at its principal offices a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    The Company's certificate of incorporation provides for cumulative voting for the election of directors. Stockholders may allocate among one or more candidates the number of votes equal to the number of directors to be elected multiplied by the number of shares or equivalent shares of Common Stock held. However, no stockholder may cumulate votes unless prior to the voting the candidate's name has been placed in nomination and a stockholder has given notice at the meeting of the intention to cumulate votes.

    On all other matters, each share of Common Stock has one vote, each share of Series A Preferred Stock has 80 votes, and the Series E Preferred Stock has 38,791 votes. Except as otherwise required by law, the Series A and the Series E Preferred Stock vote with the Common Stock as one class.

    Montreal Trust Company of Canada holds the Series E Preferred Stock as trustee under a voting trust for the benefit of holders of Exchangeable Shares issued in connection with the Company's acquisition of Alias Research Inc. in June 1995. Each holder of Exchangeable Shares (other than the Company and its affiliates) will receive a proxy on which it can give Montreal Trust voting instructions for a number of Series E Preferred Stock votes equal to the number of Exchangeable Shares owned by that holder. Montreal Trust will only cast votes for which it receives instructions.

    The Company will pay the cost of soliciting proxies. The Company will pay Georgeson Shareholder Communications Inc., a proxy solicitation firm, a fee expected not to exceed $9,000 for its services in the solicitation of proxies from brokers, bank nominees and other institutional owners and will reimburse the firm for certain out-of-pocket expenses expected not to exceed an additional $14,000. The Company may also reimburse intermediaries for their expenses in forwarding solicitation materials to beneficial owners. The Company's directors, officers and employees may also solicit proxies, without additional compensation.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The quorum required for the transaction of business at the Annual Meeting is a majority of the shares or equivalent shares of Common Stock outstanding on the record date. All shares voted, whether "For" or "Against" or abstentions, will count for purposes of establishing a quorum and, except as described below, for determining the number of votes cast with respect to a matter.

    In the absence of controlling precedent to the contrary, the Company intends not to consider broker non-votes in determining whether the requisite majority of votes cast has been obtained with respect to a particular matter.

INTERNET OR TELEPHONE VOTING

    FOR SHARES DIRECTLY REGISTERED IN THE NAME OF THE STOCKHOLDER. Stockholders with shares registered directly with Equiserve, the Company's transfer agent, may vote by telephone by calling 877-779-8683 or may vote on the Internet at the following address on the World Wide Web: http://www.eproxyvote.com/sgi.

    FOR SHARES REGISTERED IN THE NAME OF A BROKERAGE FIRM OR BANK. A number of brokerage firms and banks are participating in a program for shares held in "street name" that offers telephone and Internet voting options. This program is different from the program provided by Equiserve for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in this program, you may vote those shares by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the street name program, you already have been offered the opportunity to elect to vote using the Internet. Votes submitted via the Internet through the street name program must be received by midnight (Eastern Time) on October 24, 2000. The giving of such a proxy will not affect your right to vote in person should you decide to attend the annual meeting.

    The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. The Company has been advised by counsel that the telephone and Internet voting procedures that have been made available through Equiserve and the street name program are consistent with the requirements of applicable law. Stockholders voting via the Internet through either of these programs should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting must be received by the Company no later than May 26, 2001, in order to be included in the proxy materials for that meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

    The Company's Board of Directors currently consists of five persons, divided into three classes serving staggered terms of office. Dr. Lucy Shapiro, director since 1993, resigned from the Board in July 2000 and the Board has adopted an amendment to the bylaws to reduce the number of directors from six to five.

    Unless otherwise instructed, the proxy holders will vote for the two nominees named below. In the unexpected event that any such nominee becomes unavailable or declines to serve, the proxy holders will vote the proxies in their discretion for any nominee designated by the Board to fill the vacancy. If additional persons are nominated, the proxy holders intend to cumulate their votes if necessary to elect as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

NAME                                       AGE                PRINCIPAL OCCUPATION             DIRECTOR SINCE
----                                     --------   -----------------------------------------  --------------
Nominees for Class II Directors
---------------------------------------

Robert A. Lutz.........................     68      Chairman, President and Chief Executive         1995
                                                    Officer, Exide Corporation

James A. McDivitt......................     71      Former Senior Vice President, Government        1987
                                                    Operations and International, Rockwell
                                                    International Corporation

NAME                                       AGE                PRINCIPAL OCCUPATION             DIRECTOR SINCE
----                                     --------   -----------------------------------------  --------------
Continuing Class III Directors
---------------------------------------
Robert R. Bishop.......................     57      Chairman and Chief Executive Officer,           1993
                                                    Silicon Graphics, Inc.
Robert B. Shapiro......................     62      Chairman, Pharmacia Corporation                 1996

Continuing Class I Directors
---------------------------------------
C. Richard Kramlich....................     65      General Partner, New Enterprise                 1984
                                                    Associates (a venture capital firm)

    Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships among directors or executive officers of the Company.

    Mr. Bishop was appointed the Chairman of the Board and Chief Executive Officer of Silicon Graphics, Inc. in the fall of 1999. From July 1995 to February 1999, he was the Chairman of the Board of Silicon Graphics World Trade Corporation.

    Mr. Kramlich is also a director of Chalone Inc., Com21, Inc., Juniper Networks, Inc., Lumisys, Inc. and NetSolve, Inc.

    Mr. Lutz was appointed Chairman, President and Chief Executive Officer of Exide Corporation in December 1998. Mr. Lutz was Vice Chairman of Chrysler Corporation from 1997 until his retirement in 1998. From 1991 to 1997, he was President of Chrysler and also served as its Chief Operating Officer and a member of the Office of the Chairman from 1993 to 1997. Mr. Lutz also serves as a director of ASCOM Holdings AG and Northrop Grumman.

    Mr. McDivitt was Senior Vice President, Government Operations and International, of Rockwell International Corporation until his retirement in April 1995.

    Mr. Shapiro was named Chairman of the Board of Pharmacia Corporation in April 2000, at the completion of Monsanto's merger with Pharmacia and Upjohn, Inc. Prior to that, he had been the Chairman and Chief Executive Officer of Monsanto Company since 1997, having previously served as its Chairman, President and Chief Executive Officer since 1995 and its President and Chief Operating Officer since 1993. In addition to serving as a director of Pharmacia Corporation, Mr. Shapiro is a director of Rockwell International Corporation.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held twelve meetings during fiscal 2000. The Board has an Audit Committee and a Compensation and Human Resources Committee, which also performs the functions of a nominating committee.

    The Audit Committee consists of two non-employee directors. During fiscal 2000, the members of the Audit Committee were Mr. Lutz (chair) and Dr. Shapiro. The Committee held seven meetings during fiscal 2000. It recommends engagement of, and approves the services performed by, the Company's independent auditors. The Committee also is responsible for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    The Compensation and Human Resources Committee consists of three non-employee directors. During fiscal 2000, the members of the Compensation and Human Resources Committee were Mr. Kramlich (chair), Mr. McDivitt and
Mr. Shapiro. The Compensation and Human Resources Committee held five meetings during fiscal 2000. The Committee's responsibilities include approving compensation arrangements for senior executives, and recommending such arrangements to the Board for the chief executive officer; administering the Company's stock incentive plans; approving employee stock option grants; identifying and evaluating candidates to fill vacancies on the Board and making recommendations regarding the size and composition of the Board. Candidates for director suggested by stockholders will be considered by the Committee. Such suggestions should include the candidate's name and qualifications and may be submitted in writing to the Corporate Secretary, Silicon Graphics, Inc., 1600 Amphitheatre Parkway, Mountain View, CA 94043-1351.

    No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the Committees of the Board on which he or she served during fiscal 2000, except for Mr. Lutz who attended 75% of regularly scheduled Board meetings and three of eight special Board meetings and Mr. Shapiro who attended three of the five Compensation and Human Resources Committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation and Human Resources Committee during fiscal 2000 were Mr. Kramlich, Mr. McDivitt and Mr. Shapiro. No interlocking relationship exists between the Company's Board of Directors or Compensation and Human Resources Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

DIRECTOR COMPENSATION

    Employee directors are not compensated for their service on the Board of Directors.

    Each non-employee director receives a fee of $5,000 per quarter and $1,000 for each Board and committee meeting attended. The chair of each committee receives an additional $1,000 for each committee meeting attended.

    Under the Directors' Stock Option Plan, each non-employee director is automatically granted an option to purchase 30,000 shares of Common Stock on the date on which he or she first becomes a director. In addition, on the date of the annual stockholders meeting in each year, each non-employee director receives an option to purchase an additional 10,000 shares of Common Stock. On October 27, 1999, each of the Company's non-employee directors was automatically granted an option to purchase 10,000 shares at an exercise price of $7.50 per share, the fair market value on the date of grant. The exercise price of these options was adjusted to reflect the spin-off of the Company's remaining interest in MIPS Technologies, Inc. See Report of the Compensation and Human Resources Committee of the Board of Directors--Executive Compensation Components.

    All options under the directors' plan are granted at the fair market value of the Common Stock on the date of grant. Options become exercisable in installments on the first three anniversary dates following the date of grant, so long as the optionee remains a director.

    The Directors' Stock Option Plan expired in July 2000. Future option grants to non-employee directors will be made from one of the Company's other stock option plans.

    Under the Silicon Graphics Non-Qualified Deferred Compensation Plan, non-employee directors may elect in advance to defer all or a portion of their cash compensation. Directors that participate in the deferral plan may direct the investment of the assets in their deferral accounts among a variety of mutual funds or may make an irrevocable election to credit the deferred fees to a stock credit account based on the value of the Company's Common Stock. Directors may elect to receive payment of their deferred compensation in a lump sum or in annual installments not to exceed ten years, except in the case of amounts in the stock credit account, which are distributed in a lump sum based on the value of the Company's Common Stock at the time the director's service terminates.

    In April 1998, the Compensation and Human Resources Committee approved a $1,000 per diem reimbursement program for non-employee directors who perform services for the Company outside the scope of normal board duties at the specific request of the Chief Executive Officer.

    During fiscal 2000, the Company organized a subsidiary, Silicon Graphics Federal, Inc., ("SGF") to focus on the requirements of its U.S. government customers. Mr. McDivitt is a non-employee director of SGF and received $1,000 for each of the three SGF Board meetings he attended and an additional $2,000 for other services he performed on behalf of SGF.

                                 PROPOSAL NO. 2
                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                     RESTATED CERTIFICATE OF INCORPORATION
             TO ELIMINATE CLASSIFICATION OF THE BOARD OF DIRECTORS

    The Company's Restated Certificate of Incorporation provides for the Directors to be divided into three classes as nearly equal in number as possible, with each Director having a three-year term. The Company adopted a classified board to reduce the ability of a third party to effect a sudden, unsolicited bid for control of the Company or other unsolicited action that might not be in the best interests of the Company and its stockholders. Because classified directors serve extended terms and because under Delaware law classified directors may be removed by the stockholders only for cause, a classified board can operate to prevent the acquisition of control of a company in a short period of time. This may have the effect of discouraging interested parties from pursuing control of a company, whether through a proxy contest for the election of directors or the acquisition of large blocks of stock.

    At the Company's 1999 Annual Meeting of stockholders, a stockholder proposal was adopted that requested the Board of Directors take steps to declassify the Board. The Board undertook to consider this request prior to the 2000 Annual Meeting. The Board has concluded that, while a classified board can enhance the Board's ability to represent the stockholders' interests in the event of an unsolicited bid for control of the Company, the Company has other mechanisms in place--in particular the Second Amended and Restated Preferred Shares Rights Agreement, dated as of May 6, 1992 and amended as of May 2, 1995--that will generally provide adequate protection. The Board also took into consideration the strong expression of stockholder opinions on this subject at the 1999 Annual Meeting. Accordingly the Board has approved the following amendment to declassify the Board of Directors.

BOARD PROPOSAL AND RECOMMENDATION

    The Board Proposal would phase out the current division of the Board of Directors into three classes, with one class elected each year for a three-year term, and provide instead for the annual election of directors commencing with the class of directors standing for election at the next annual meeting of stockholders. The Board Proposal would not shorten the terms of the directors elected or appointed prior to it becoming effective. The new procedure would, however, apply to all directors as their terms expire. No later than the third succeeding annual meeting of stockholders (2003), the classification of the Board would terminate and all directors would be subject to annual election.

VOTE REQUIRED

    Approval of the amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock and Series A Preferred and Series E Preferred stock, voting together as one class.

    If the Board Proposal is approved, the thirteenth article of the Company's current Certificate of Incorporation would be deleted and replaced by the following:

"Thirteenth:    At each annual meeting of stockholders, directors of the
                Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders meeting called and held in accordance with the Delaware General Corporation Law.

                Until the third annual meeting of stockholders following effectiveness of this Certificate of Amendment under the General Corporation Law of the State of Delaware, the directors shall be divided into three classes, as nearly equal in size as is practicable and designated Class I, Class II and Class III. Each director elected or appointed prior to the effectiveness of this Certificate of Amendment under the General Corporation Law of the State of Delaware, shall serve for his or her full term, such that the term of each Class III director shall end at the first succeeding annual meeting of stockholders, the term for each Class I director shall end at the second succeeding annual meeting of stockholders, and for the term for each Class II director shall end at the third succeeding annual meeting of stockholders. The term of each director elected after the effectiveness of this Certificate of Amendment under the General Corporation Law of the State of Delaware whether at an annual meeting or to fill a vacancy in the Board of Directors arising for any reason, including an increase in the size of the Board of Directors, shall end at the first annual meeting following his or her election. Commencing with the third annual meeting of stockholders following effectiveness of this Certificate of Amendment under the General Corporation Law of the State of Delaware, the foregoing classification of the Board of Directors shall cease, and all directors shall be one class and serve for a term ending at the annual meeting following the annual meeting at which the director was elected.

                Vacancies occurring on the Board of Directors for any reason may be filled only by vote of a majority of the remaining members of the Board of Directors at any meeting of the Board of Directors even if the remaining members constitute less than a quorum. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his or her successor shall have been duly elected and qualified."

If the Board Proposal is approved, the By-laws of the Company will be amended by the Board to conform with the Amended Certificate of Incorporation.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS.

                                 PROPOSAL NO. 3
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2001. In the event of a majority vote against approval, the Board will reconsider its selection, and in any event is entitled to change auditors at a later date. Ernst & Young LLP has audited the Company's financial statements since the fiscal year ended June 30, 1982. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement, and to be available to respond to appropriate questions.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2001.

                               OTHER INFORMATION

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the beneficial ownership of Common Stock of the Company as of September 8, 2000 by each director or nominee director, by each of the current and former executive officers named in the table under "Executive Officer Compensation" below, and by all such persons and all current executive officers as a group:

                                                       NUMBER OF SHARES   PERCENT OF
                                                         BENEFICIALLY       COMMON     PERCENT OF TOTAL
NAME                                                       OWNED(1)         STOCK        VOTING POWER
----                                                   ----------------   ----------   ----------------
Robert R. Bishop.....................................     3,771,144              2%           1.98%
C. Richard Kramlich(2)...............................       105,980              *               *
Robert A. Lutz.......................................       110,100              *               *
James A. McDivitt....................................       205,104              *               *
Robert B. Shapiro....................................       116,100              *               *
Kurt Akeley(3).......................................       494,553              *               *
Kenneth L. Coleman...................................       625,236              *               *
Warren Pratt.........................................       272,531              *               *
Ron Curtola..........................................            --              *               *
John R. Vrolyk.......................................       189,652              *               *
All executive officers and directors as a group (13
  persons)...........................................     5,979,105           3.14%           3.11%

------------------------

*   Less than 1%.

(1) Unless otherwise indicated, the persons named have sole voting and investment power over the shares shown as being beneficially owned by them, subject to community property laws, where applicable. The table includes the following shares issuable on exercise of options that were exercisable on September 8, 2000, or within 60 days thereafter, Mr. Bishop, 100 shares;
    Mr. Kramlich, 40,100 shares; Mr. Lutz, 60,100 shares; Mr. McDivitt, 40,100 shares; Mr. R. Shapiro, 60,100 shares; Mr. Coleman, 554,615 shares;
    Mr. Pratt, 237,795 shares; Mr. Akeley 460,227 shares; Mr. Vrolyk, 189,652 shares; and all directors and executive officers as a group, 1,729,230 shares.

(2) Includes 32,500 shares owned by NEA Partners VIII, Limited Partnership, of which Mr. Kramlich is a general partner. Mr. Kramlich disclaims beneficial ownership of such portion of the NEA Partners VIII shares in which he has no actual pecuniary interest.

(3) Includes 2,594 shares owned and 4,950 shares issuable on exercise of options by Mr. Akeley's wife, who is an employee of the Company and as to which he may be deemed to have shared voting and investment power.

                           REPORT OF THE COMPENSATION
                         AND HUMAN RESOURCES COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Compensation and Human Resources Committee of the Board of Directors recommends, subject to the Board's approval, executive compensation and stock option grants for the Chief Executive Officer. The Committee administers the Company's stock incentive plans and approves stock option grants for all other employees. The Committee is currently composed of three independent, non-employee directors who have no interlocking relationships as defined by the SEC.

COMPENSATION PHILOSOPHY

    The Company operates in the highly competitive and rapidly changing high technology industry. The Committee seeks to establish compensation policies that allow the Company flexibility to respond to changes in its business environment. The goals of the Company's compensation program are to align compensation with the Company's overall business objectives and performance, to foster teamwork and to enable the Company to attract, retain and reward employees who contribute to its long-term success.

EXECUTIVE COMPENSATION COMPONENTS

    Compensation for the Company's executive officers generally consists of base salary and annual incentive plans, combined with restricted stock and stock option awards. The Committee assesses the past performance and anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

    SALARY. The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Committee with reference to several surveys of salaries paid to executives with similar responsibilities at comparable companies, primarily in the high technology industry. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

    ANNUAL INCENTIVE. The Committee annually reviews and approves an executive incentive plan. A target, expressed as a percentage of salary, is established for each executive, based on the scope of his or her responsibility. The actual payment amount is computed as a percentage of that target, based on the Company's performance in achieving specified objectives. For fiscal 2000, these objectives included the achievement by the Company of certain revenue growth and operating profit goals. For fiscal year 2000, no executive officer received a bonus under this plan.

    An additional bonus may be awarded in the discretion of the Chief Executive Officer to recognize the contributions and efforts of individual executive officers. Messrs. Akeley, Coleman and Vrolyk each received such a bonus to reflect their respective contributions during fiscal year 2000.

    STOCK OPTIONS AND RESTRICTED STOCK AWARDS. Stock options and restricted stock awards are designed to align the interests of executives with the long-term interests of the stockholders. The Committee approves option grants subject to vesting periods to retain executives and encourage sustained contributions. The exercise price of most options is the market price on the date of grant. Restricted stock awards are also subject to vesting, based generally on the passage of time and in some instances subject to accelerated vesting if certain stock price appreciation targets are attained. The exercise prices of all our outstanding stock options were adjusted in connection with the June 20, 2000 spin-off to the Company's stockholders of our remaining interest in MIPS Technologies, Inc. The adjustments were made within the accounting literature criteria for changes to stock option plans as a result of equity restructuring so that no compensation expense resulted from the adjustment.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Robert R. Bishop joined the Company in August 1999 as Chairman and Chief Executive Officer at an initial annual base salary of $800,000 and his salary has remained unchanged. Mr. Bishop has elected to defer all of his compensation for fiscal year 2000. Mr. Bishop did not receive a bonus for fiscal year 2000. Mr. Bishop participates in the fiscal 2001 executive incentive program with a target of 185% of base salary if the Company achieves its specified financial objectives.

    In connection with Mr. Bishop's appointment, the Company will grant
Mr. Bishop 1,750,000 options in fiscal 2001 at an exercise price of $5.99 and with monthly vesting through October 2003.

SECTION 162(M)

    The Company is subject to SECTION 162(M) of the U.S. Internal Revenue Code, adopted in 1993, which limits the deductibility of certain compensation payments to its executive officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Committee's current view is that any non-deductible amounts will be immaterial to the Company's financial or tax position, and that the Company derives substantial benefits from the flexibility provided by the current system, in which the selection and quantification of performance targets are modified from year to year to reflect changing conditions. However, the Committee considers the net cost to the Company in making all compensation decisions and will continue to evaluate the impact of this provision on its compensation programs. The Company believes that compensation expense incurred in connection with the exercise of stock options granted under its 1993 Long-Term Incentive Stock Plan, including the grant to Mr. Bishop described above, will continue to be deductible as performance-based compensation.

                             COMPENSATION AND HUMAN RESOURCES COMMITTEE
                             C. Richard Kramlich, CHAIRMAN
                             Robert B. Shapiro
                             James A. McDivitt

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and equity compensation for the three fiscal years ended June 30, 2000 for Robert R. Bishop, Chief Executive Officer through fiscal 2000, each of the four other most highly compensated executive officers of the Company (determined at the end of fiscal 2000) and one additional executive officer who was not serving as an executive officer on June 30, 2000.

                                                                                                    LONG TERM
                                                            ANNUAL COMPENSATION                    COMPENSATION
                                                            PAID OR ACCRUED (1)                       AWARDS
                                                   --------------------------------------   --------------------------
                                                                            OTHER ANNUAL
                                         FISCAL                             COMPENSATION                   RESTRICTED
NAME AND PRINCIPAL POSITION               YEAR     SALARY ($)   BONUS ($)      ($) (2)      OPTIONS (#)   STOCK ($)(3)
---------------------------             --------   ----------   ---------   -------------   -----------   ------------
Robert R. Bishop(4)...................    2000      $692,308          --            --             --             --
Chairman and Chief                        1999       251,212          --       $26,374             --             --
Executive Officer                         1998       296,532          --        38,561             --             --

Warren Pratt(5).......................    2000      $361,738    $634,100       $60,480        350,000       $157,787
Executive Vice President                  1999       322,152          --        86,194         60,000             --
Engineering and Manufacturing             1998       321,657       7,250        55,838         40,000        243,740
Operations

Kenneth L. Coleman....................    2000      $449,423    $ 75,000       $25,944        285,000       $164,985
Executive Vice President,                 1999       400,000      50,000        39,489        110,000             --
Global Sales, Service and Marketing       1998       400,000          --        48,124         80,000        487,480

Kurt Akeley...........................    2000      $349,423    $ 58,333       $10,137        240,000       $ 54,995
Senior Vice President and                 1999       287,307       6,279        10,690         60,000             --
Chief Technology Officer                  1998       285,000      58,333         9,307         40,000             --

Ron Curtola, Jr.......................    2000      $205,361    $107,500       $ 4,201         45,000             --
Vice President and                        1999       182,308      17,500         1,979          4,000             --
Corporate Controller                      1998       171,650      15,000         1,925          4,000             --

John R. Vrolyk........................    2000      $315,325    $ 74,167       $53,178        280,000       $164,985
Senior Vice President                     1999       352,116      50,000        24,538        195,000             --
                                          1998       290,192     103,250         8,816         40,000             --

------------------------

(1) The Company has no pension, retirement, annuity or similar benefit plan. Other compensation generally includes relocation assistance and executive perquisites.

(2) This number includes $45,625 in severance payments during the year made to Mr. Vrolyk in connection with his departure from the Company in February 2000. In connection with Mr. Kelly's departure from the Company as Senior Vice President in December 1999, the Company entered into severance arrangements with Mr. Kelly as described in Certain Transactions.

(3) Values based on the closing market price of the Common Stock on the date of grant. The aggregate number of shares of restricted stock held at June 30, 2000 and the value of those shares based on the June 30, 2000 closing price of $3.75 per share were: Mr. Pratt, 35,000 shares, $131,215; Mr. Coleman, 20,000 shares, $74,980. The restricted stock awards granted in August 1999 vested on January 15, 2000. Mr. Pratt's restricted stock award granted in May 2000 vests in five annual installments. In July 1997, Messrs. Pratt and Coleman were granted restricted stock awards that vest in July 2000 or in earlier installments on the attainment of stock price appreciation targets.

(4) The cash compensation for Mr. Bishop during fiscal 1998 and 1999 is determined in Swiss Francs. The dollar amounts shown are based on the exchange rates at the time these amounts were paid or accrued.

(5) Other Annual Compensation includes relocation assistance in fiscal 1999 and fiscal 2000 in the amount of $47,207 and $38,333, respectively, but does not include tax equalization payments for fiscal 1999 and 2000 in the amount of $401,020 and $317,079, respectively, in connection with Mr. Pratt's assignment to the Company's Alias/Wavefront subsidiary in Toronto, Ontario.

OPTION GRANTS IN FISCAL 2000

    The following table provides details regarding all stock options granted to the named executive officers in fiscal 2000.

                                                                                                              POTENTIAL REALIZABLE
                                          INDIVIDUAL GRANTS(1)                                                  VALUE AT ASSUMED
                       -----------------------------------------------------------                            ANNUAL RATES OF STOCK
                          NUMBER OF        % OF TOTAL                      OPTION                            PRICE APPRECIATION FOR
                         SECURITIES      OPTIONS GRANTED     EXERCISE       DATE                                 OPTION TERM (3)
                         UNDERLYING      TO EMPLOYEES IN      PRICE        MARKET    EXPIRATION              -----------------------
NAME                   OPTIONS GRANTED     FISCAL YEAR     ($/SHARE)(2)    VALUE        DATE         0%          5%          10%
----                   ---------------   ---------------   ------------   --------   ----------   --------   ----------   ----------
Robert R.
  Bishop(4)..........           --              --                --           --          --           --           --           --
Warren Pratt.........       50,000               *            $11.00           --     8/25/09           --   $  345,892   $  876,558
                           250,000             1.8%            6.313           --     5/10/10           --      992,474    2,515,125
                            50,000               *             3.156       $6.312     5/10/10     $157,810      356,305      660,835
Kenneth L. Coleman...       85,000               *              5.50        11.00     8/25/09      467,500    1,055,516    1,957,649
                           100,000               *             11.00           --     8/25/09           --      691,784    1,753,117
                           100,000               *             15.00           --     8/25/09           --      291,784    1,353,117
Kurt Akeley..........       40,000               *              5.50        11.00     8/25/09      220,000      496,714      921,247
                           100,000               *             11.00           --     8/25/09           --      665,752    1,753,117
                           100,000               *             15.00           --     8/25/09           --      291,784    1,353,117
Ron Curtola, Jr......        5,000               *             10.75           --     9/28/09           --       33,803       85,664
                            40,000               *             9.938           --     1/26/10           --      249,986      633,513
John Vrolyk..........       80,000               *              5.50        11.00     8/25/09      440,000      993,427    1,842,493
                           100,000               *             11.00           --     8/25/09           --      691,784    1,753,117
                           100,000               *             15.00           --     8/25/09           --      291,784    1,353,117

------------------------

*   Less than 1%.

(1) The options in this table were granted under the 1993 Long-Term Incentive Stock Plan or the 1985 Stock Incentive Program. The options become exercisable at a rate of 2% per month over a period of fifty months or 4% per month over a period of 25 months and expire ten years from the date of grant.

(2) The information in the table above does not reflect an adjustment to the exercise price of all outstanding options made in connection with the June 20, 2000 spin-off to the Company's stockholders of our remaining interest in MIPS Technologies, Inc. For options with an exercise price of $7.50 and above, the exercise price was reduced by $5.01 and for options with an exercise price below $7.50, the exercise price was multiplied by 0.332. See Report of the Compensation and Human Resources Committee of the Board of Directors--Executive Compensation Components.

(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). The 5% and 10% assumed annual rates of appreciation are mandated by SEC rules and do not represent the Company's estimate or projection of the future Common Stock price. The Company believes that this method does not accurately illustrate the potential value of a stock option.

(4) See Report of the Compensation and Human Resources Committee of the Board of Directors--Compensation of the Chief Executive Officer for information about options granted to Mr. Bishop in fiscal 2001.

OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

                                                                                               VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                       SHARES                  OPTIONS AT JUNE 30, 2000        AT JUNE 30, 2000 (1)
                                      ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                                 ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 -----------   --------   -----------   -------------   -----------   -------------
Robert R. Bishop...................         --          --            96             4       $     --       $     --
Warren Pratt.......................         --          --       184,735       393,250         10,973        537,682
Kenneth L. Coleman.................     18,000     $56,250       514,759       380,341        244,710         92,771
Kurt Akeley........................     20,000     120,000       421,491       302,198        177,692         43,657
Ron Curtola, Jr....................         --          --            --            --             --             --
John Vrolyk........................     24,145     113,376       156,851       359,004         20,150         87,315

------------------------

(1) The amounts in this column reflect the difference between the closing market price of the Common Stock on June 30, 2000, which was $3.75 and the option exercise price. The actual value of unexercised options fluctuates with the market price of the Common Stock.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC and the New York Stock Exchange, and to give the Company copies of these filings. Based on the written representations of its directors and officers and a review of the copies of such forms furnished to the Company during the fiscal year ended June 30, 2000, the Company believes that its officers, directors and ten percent stockholders complied with all Section 16(a) filing requirements, with the exception of one late filing of a Form 4 by each of Mr. Akeley, Mr. Coleman and Ms. Escher reflecting the surrender of stock to satisfy a tax withholding obligation on vesting of restricted stock.

                              CERTAIN TRANSACTIONS

    NKK U.S.A. Corporation, a wholly-owned subsidiary of NKK Corporation, holds all of the Company's outstanding Series A Preferred Stock, which it purchased in 1990. The Series A Preferred Stock carries a 3% cumulative annual dividend and an aggregate liquidation preference of $17,500,000, and is convertible into Common Stock. NKK is a distributor and value-added reseller of the Company's products in Japan. The Company believes that the terms of its transactions with NKK are no more favorable to either party than would be available from an unaffiliated party.

ARRANGEMENTS WITH EXECUTIVE OFFICERS

    EMPLOYMENT CONTINUATION AGREEMENTS. The Company has entered into employment continuation agreements with its executive officers with the goal of encouraging the continued employment of key executives in the event of a potential change in control of the Company. Under the agreements, each executive officer (i) is entitled to a termination payment equal to two years of his or her compensation if employment with the Company is terminated within twenty-four months after such a change in control, and (ii) is granted full vesting of options and restricted stock effective after such a change in control.

    MANAGEMENT RETENTION AGREEMENTS. In November 1997, in connection with management transitions, the Company entered into retention agreements with certain senior executives, including Mr. Coleman, Mr. Kelly and Mr. Vrolyk. Under the agreements, each executive officer is entitled to (i) a severance payment equal to two years of his or her compensation if employment with the Company is involuntarily terminated on or prior to December 31, 1998 or one year if terminated between December 31, 1998 and December 31, 1999, and
(ii) continued vesting of options and restricted stock for one year following such termination. These agreements also include an agreement not to solicit the Company's employees to leave their employment for one year following the termination of his or her employment for any reason. The agreements terminated in December 1999.

    OTHER ARRANGEMENTS. On July 26, 2000, the Company entered into an employment agreement with Mr. Harold Covert as Executive Vice President, Chief Administration Officer and Chief Financial Officer. Mr. Covert is guaranteed 25% of the annual incentive bonus payable under the Corporate Executive Annual Incentive Program and also received a one-time employment bonus of $50,000 subject to the completion of a full year of service with the Company. The Company also loaned Mr. Covert $2,000,000 at no interest to be forgiven over two years. In connection with his relocation to the San Francisco Bay Area, the Company purchased Mr. Covert's former residence for $400,000.

    In April 2000, the Company entered into an employment agreement with Mr. Pratt which provides that he may be entitled to receive a supplemental payment in May 2005 if the proceeds from his sales during the period of restricted stock and stock received upon exercise of stock options, plus the value at that time of unsold restricted stock and unexercised options, is less than $5,000,000. If Mr. Pratt's employment terminates without cause or for good reason prior to May 2005, he is entitled to a prorated supplemental payment based on the duration of his service. To facilitate Mr. Pratt's relocation to the San Francisco Bay Area, the Company also loaned Mr. Pratt $250,000 at an interest rate of 6.75% annually on September 15, 2000 and $500,000 to be forgiven over five years. In fiscal 1999 and 2000, Mr. Pratt served as President of the Company's Alias--Wavefront subsidiary in Toronto, Ontario. During this period he also received additional tax equalization payments in the amount of $718,099.

    Mr. Kelly, Senior Vice President, entered into Separation and Consulting Agreements with the Company in connection with his departure from the Company effective December 1999. As provided by the November 1997 retention agreement described above, Mr. Kelly will receive consulting fees equal to $38,083 per month for a one year period from the date of his departure, and his outstanding stock options and restricted stock awards will continue to be outstanding and vest according to their terms through December 2000. The Company also forgave a loan of $400,000, plus accrued interest.

    Mr. Baskett, Senior Vice President, entered into Separation and Consulting Agreements with the Company in connection with his departure from the Company effective September 1999. Mr. Baskett received consulting fees equal to $34,167 per month and outstanding stock options and restricted stock continued to vest according to their terms through December 1999. A loan made by the Company in the amount of $500,000 was paid in full upon Mr. Baskett's termination.

    Mr. Vrolyk entered into Separation and Consulting Agreements with the Company in connection with his departure from the Company effective February 2000. Mr. Vrolyk will receive consulting fees equal to $37,083 per month for a one year period from the date of his termination, and his outstanding stock options and restricted stock awards will continue to be outstanding and vest according to their terms through February 11, 2001.

    The Company loaned Mr. Coleman $104,745 at an interest rate of 6.51% annually in April 2000 to facilitate the exercise of Company stock options that were expiring during a Company imposed quiet period. The loan is due in December 2000 and the largest amount of indebtedness outstanding on this loan during fiscal 2000 was $106,108.

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

    In accordance with SEC rules, the Company is required to present a table showing a line-graph presentation comparing cumulative five-year returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has selected the S&P 500 Index for the broad equity index and the S&P Computer Hardware Index as an industry standard for the five fiscal year period commencing June 30, 1995 and ending June 30, 2000. In past years, the Company has used the Hambrecht & Quist ("H&Q") Technology Index as the industry Standard but believes the S&P Computer Hardware Index will provide a better stock comparison. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                JUN-95  JUN-96  JUN-97  JUN-98  JUN-99  JUN-00
SILICON GRAPHICS INC.             $100     $60     $38     $30     $41     $21
S&P 500 (REGISTERED TRADEMARK)    $100    $126    $170    $221    $271    $291
S&P COMPUTER HARDWARE             $100    $112    $172    $241    $433    $562
H&Q TECHNOLOGY INDEX              $100    $119    $174    $221    $351    $614

------------------------

* Assumes $100 invested on June 30, 1995 in the Company's Common Stock, the S&P 500 Stock Index, the S&P Computer Hardware Index and the H&Q Technology Index, with reinvestment of dividends.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Company or Management may recommend.

                                               BY ORDER OF THE BOARD OF DIRECTORS

                                               /s/ SANDRA M. ESCHER

                                               Sandra M. Escher
                                               SECRETARY

Dated: September 21, 2000

To Our Stockholders:

Recently, many of you elected to access our Annual Report on Form 10-K and Proxy Statement in an electronic format on the World Wide Web instead of receiving the traditional paper copies.

The 2000 Silicon Graphics Annual Report on Form 10-K and Proxy Statement are now available on our web site at http://www.sgi.com/company_info/investors/ annual.html.

The PDF files on our web site can be viewed and printed using Adobe-Registered Trademark- Acrobat-Registered Trademark- Reader software. If you do not have this software, it is available for free download at http://www.adobe.com. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies. These costs must be borne by the stockholder. Please call EquiServe at 800-730-6001 if you elected to receive the electronic version but have decided that you would like a paper copy mailed to you.

Please sign and return the proxy card below to ensure your representation at our annual meeting of stockholders to be held on October 25, 2000.

Thank you for your continued support.


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                           SILICON GRAPHICS, INC.

                    2000 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Silicon Graphics, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 22, 2000, and hereby appoints Robert R. Bishop and Sandra M. Escher, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of Silicon Graphics, Inc. to be held on October 25, 2000 at 2:00 p.m. local time at the Historic Del Monte Building, 100 South Murphy Avenue, Sunnyvale, California, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of directors, FOR the approval of the amendment to the Company's Restated Certificate of Incorporation, FOR ratification of the appointment of Ernst & Young LLP as independent auditors, and as said proxies deem advisable on such other matters as may properly come before the meeting.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/  Please mark votes as in this example.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF PROPOSAL 2 SET FORTH BELOW, FOR THE APPROVAL OF PROPOSAL 3 SET FORTH BELOW, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.   ELECTION OF DIRECTORS

     Nominees for Class II Directors:  Robert A. Lutz and James A. McDivitt

               FOR                            WITHHELD

               /__/                             /__/

     /__/  _________________________________________________
           For all nominees except as noted above

2.   PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

       FOR                      AGAINST                         ABSTAIN

       /__/                       /__/                            /__/

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2001

       FOR                      AGAINST                         ABSTAIN

       /__/                       /__/                            /__/

     In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.


          Signature: _____________________________   Date: _______________

          Signature: _____________________________   Date: _______________

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

/__/ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

To Our Stockholders:

Recently, many of you elected to access our Annual Report on Form 10-K and Proxy Statement in an electronic format on the World Wide Web instead of receiving the traditional paper copies.

The 2000 Silicon Graphics Annual Report on Form 10-K and Proxy Statement are now available on our web site at http://www.sgi.com/company_info/investors/ annual.html.

The PDF files on our web site can be viewed and printed using Adobe-Registered Trademark- Acrobat-Registered Trademark- Reader software. If you do not have this software, it is available for free download at http://www.adobe.com. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies. These costs must be borne by the stockholder. Please call EquiServe at 800-730-6001 if you elected to receive the electronic version but have decided that you would like a paper copy mailed to you.

Please sign and return the proxy card below to ensure your representation at our annual meeting of stockholders to be held on October 25, 2000.

Thank you for your continued support.


                             INSTRUCTION TO TRUSTEE

                      SILICON GRAPHICS, INC. ANNUAL MEETING

TO:  MONTREAL TRUST COMPANY OF CANADA, AS TRUSTEE, C/O BOSTON EQUISERVE


     The undersigned holder of Exchangeable Non-Voting Shares of Silicon Graphics Limited hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated September 22, 2000 of Silicon Graphics, Inc. ("SGI"). I hereby direct you, as Trustee under the Voting Trust and Exchange Agreement relating to the Exchangeable Shares, to cast as I have indicated on the reverse side the number of Series E Preferred Stock votes (the "Directed Votes") that I am entitled as a holder of Exchangeable Shares to direct you to vote at the SGI 2000 Annual Meeting of Stockholders to be held on October 25, 2000 at 2:00 p.m. local time at the Historic Del Monte Building, 100 South Murphy Avenue, Sunnyvale, California, and at any adjournment(s) thereof. You may cast my Directed Votes in person or by proxy unless I have requested on the reverse side that you deliver a proxy for such votes to me or my specified representative. Unless I have so requested a proxy for my Directed Votes, you may vote according to your discretion (or that of your proxy holder) on any other matter that may properly come before the meeting.

     This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of directors, FOR the approval of the amendment to the Company's Restated Certificate of Incorporation, FOR ratification of the appointment of Ernst & Young LLP as independent auditors, and as said proxies deem advisable on such other matters as may properly come before the meeting.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

             /X/ Please mark votes as in this example.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF PROPOSAL 2 SET FORTH BELOW, FOR THE APPROVAL OF PROPOSAL 3 SET FORTH BELOW, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.   ELECTION OF DIRECTORS

     Nominees for Class II Directors:  Robert A. Lutz and James A. McDivitt

               FOR                           WITHHELD

               /__/                            /__/

     /__/  ________________________________________________
           For all nominees except as noted above

2.   PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         FOR                        AGAINST                     ABSTAIN

         /__/                         /__/                        /__/

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2001

         FOR                        AGAINST                     ABSTAIN

         /__/                         /__/                        /__/

     In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

/__/ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

/__/ Mark this box only to request a proxy for your Directed Votes. A proxy is necessary only if you wish to appear at the meeting in person to cast your Directed Votes or if you want to authorize a specific person other than the Trustee (or its proxy) to cast your Directed Votes. You must provide the name, mailing address and phone number of the person to be authorized to cast your Directed Votes, even if you are requesting the proxy for your own use. ______________________________________________________________________

(This Instruction to Trustee should be marked, dated and signed by the stockholder or his attorney authorized in writing, or, if the stockholder is a corporation, by any officer or attorney thereof duly authorized, and the corporate seal affixed.)

Signature: _______________________________________    Date: __________________

Signature: _______________________________________    Date: __________________